UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

TOWERSTREAM CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TOWERSTREAM CORPORATION

55 HAMMARLUND WAY
MIDDLETOWN, RHODE ISLAND 02842
Telephone: (401) 848-5848

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of the stockholders of Towerstream Corporation (the “Company”) will be held on Friday, November 2, 2012, at 9:00 a.m. at 88 Silva Lane, Middletown, Rhode Island 02842 for the purposes of:

1.	Electing the five (5) directors nominated by the Company to hold office until the next annual meeting of stockholders;

2.	Amending the Certificate of Incorporation to increase the authorized number of shares of common stock from 70,000,000 shares of common stock to 95,000,000 shares of common stock;

3.	Amending the Company’s 2007 Incentive Stock Plan to increase the number of shares of common stock reserved for issuance from 2,500,000 shares of common stock to 5,000,000 shares of common stock;

4.	Ratifying Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012;

5.	Voting on an advisory resolution on the compensation of the Company’s executive officers;

6.	Voting on the frequency of future stockholder advisory votes on executive compensation; and

7.	Transacting such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on September 4, 2012 will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof. The proxy materials will be furnished to stockholders on or about September 11, 2012.

The Company is pleased to take advantage of the United States Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the Company’s costs.

By Order of the Board of Directors

/s/ Philip Urso
Chairman

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

TOWERSTREAM CORPORATION

55 HAMMARLUND WAY
MIDDLETOWN, RHODE ISLAND 02842
Telephone: (401) 848-5848

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY, NOVEMBER 2, 2012

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Towerstream Corporation (referred to as the “Company”, “we,” “us,” or “our”) for use at the annual meeting of the Company’s stockholders to be held at 88 Silva Lane, Middletown, Rhode Island 02842 on November 2, 2012, at 9:00 a.m. and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about September 11, 2012.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

INTERNET AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Under new rules adopted by the United States Securities and Exchange Commission (the “SEC”), the Company is making this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 available on the Internet instead of mailing a printed copy of these materials to each stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

RECORD DATE

Stockholders of record at the close of business on September 4, 2012, will be entitled to receive notice of, to attend and to vote at the meeting.

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ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Jeffrey M. Thompson, our Chief Executive Officer and President, and Joseph P. Hernon, our Chief Financial Officer, or either one of them who acts, will vote:

•	FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the 2013 annual meeting of stockholders (or until successors are duly elected and qualified);

•	FOR the approval of amending the Certificate of Incorporation to increase the authorized number of shares of common stock from 70,000,000 shares of common stock to 95,000,000 shares of common stock, as set forth on the Certificate of Amendment to the Certificate of Incorporation included with this proxy statement as Exhibit A;

•	FOR the approval of amending our 2007 Incentive Stock Plan to increase the number of shares of common stock reserved for issuance from 2,500,000 shares of common stock to 5,000,000 shares of common stock;

•	FOR the ratification of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012;

•	FOR the advisory resolution on the compensation of the Company’s executive officers;

•	For a frequency of every three years for future stockholder advisory votes on executive compensation; and

•	According to their judgment, on the transaction of such matters or other business as may properly come before the meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of September 4, 2012, there were [54,366,103] shares of common stock issued and outstanding, which constitute all of the outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of common stock held by them.

A majority of the outstanding shares ([27,183,052] shares), present in person or represented by proxy, will constitute a quorum at the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the annual meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, (i) the election of directors (Proposal No. 1), (ii) the proposed amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock (Proposal No. 2), (iii) the proposed amendment to our 2007 Incentive Stock Plan to increase the shares of common stock reserved for issuance (Proposal No. 3), (iv) the advisory vote on executive compensation (Proposal No. 5) and (v) the advisory vote on the frequency of future advisory votes on executive compensation (Proposal No. 6) are considered “non-routine” matters.  Accordingly, brokers are not entitled to vote uninstructed shares with respect to Proposals No. 1, No. 2, No. 3, No.5 and No. 6. The proposed ratification of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 (Proposal No. 4) is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares with respect to Proposal No. 4.

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Under Delaware state law and provisions of the Company’s Certificate of Incorporation and By-Laws, as amended, the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of common stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors. This means that the nominees who receive the most votes will be elected to the open director positions. Abstentions, broker non-votes and other shares that are not voted in person or by proxy will not be included in the vote count to determine if a plurality of shares voted in favor of each nominee.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

Towerstream Corporation has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the annual meeting of stockholders to be held on November 2, 2012 at 9:00 a.m. local time at 88 Silva Lane, Middletown, Rhode Island. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about September 11, 2012 to all stockholders of record entitled to vote at the annual meeting.

What is included in these materials?

These materials include:

•	this proxy statement for the annual meeting;

•	the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the SEC on March 14, 2012; and

•	the Company’s amendment to its annual report on Form 10-K/A for the fiscal year ended December 31, 2011, as filed with the SEC on April 30, 2012.

If you requested printed versions of these materials by mail, these materials also include the proxy card or the vote instruction form for the annual meeting.

What is the proxy card?

The proxy card enables you to appoint Jeffrey M. Thompson, our Chief Executive Officer and President, and Joseph P. Hernon, our Chief Financial Officer, as your representative at the annual meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting.

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What items will be voted on?

You are being asked to vote on these specific proposals:

•	the election of the five nominated members of our Board of Directors;

•	approving an amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock from 70,000,000 shares of common stock to 95,000,000 shares of common stock, as set forth on the Certificate of Amendment to the Certificate of Incorporation included with this proxy statement as Exhibit A;

•	approving an amendment to our 2007 Incentive Stock Plan to increase the number of shares of common stock reserved for issuance from 2,500,000 shares of common stock to 5,000,000 shares of common stock;

•	the ratification of our independent registered public accounting firm, Marcum LLP, for the fiscal year ending December 31, 2012;

•	the advisory vote on the compensation of the Company’s executive compensation; and

•	the frequency of every three years for future stockholder advisory vote on executive compensation.

We will also transact any other business that properly comes before the annual meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that you vote your shares:

•	FOR each of the five persons nominated for director;

•	FOR the approval of an amendment to the Certificate of Incorporation of the Company to increase the authorized number of shares of common stock;

•	FOR the approval of an amendment to our 2007 Incentive Stock Plan to increase the number of shares of common stock reserved for issuance;

•	FOR the ratification of our independent registered public accounting firm, Marcum LLP, for the fiscal year ending December 31, 2012;

•	FOR the advisory resolution on the compensation of the Company’s executive officers; and

•	For a frequency of every three years for future stockholder advisory votes on executive compensation.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending the Notice to the Company’s stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

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What does it mean if I receive more than one Notice?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please follow directions on each Notice to ensure that all of your shares are voted.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•	view the Company’s proxy materials for the annual meeting on the Internet;

•	request hard copies of the materials; and

•	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the annual meeting of stockholders?

There were [54,366,103] shares of common stock outstanding on September 4, 2012. There are approximately [__] stockholders of record. Beneficial owners hold their shares at brokerage firms and other financial institutions. Only stockholders of record at the close of business on September 4, 2012 are entitled to receive notice of, to attend, and to vote at the annual meeting. Each share is entitled to one vote. All shares of common stock shall vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on September 4, 2012, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will receive a proxy card. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the annual meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on September 4, 2012, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from the organization. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.

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How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by calling the toll free number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	In Person. You may attend and vote at the annual meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters such as Proposal No. 4 but cannot vote on non-routine matters such as Proposals No.1, No. 2, No. 3, No. 5 and No. 6. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the vote instruction form.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the annual meeting, you must obtain a legal proxy from the organization that holds your shares.

What if I change my mind after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted), by signing and returning a new proxy card or a vote instruction form with a later date, or by attending the annual meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Corporate Secretary at 55 Hammarlund Way, Middletown, Rhode Island 02842 a written notice of revocation prior to the annual meeting.

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Please note, however, that if your shares are held of record by an organization, you must instruct them that you wish to change your vote by following the procedures on the vote instruction form provided to you by the organization. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the organization holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

 How are proxies voted?

All valid proxies received prior to the annual meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you:

•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

•	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the annual meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, such as the ratification of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012 (Proposal No. 4), but cannot vote on non-routine matters, which include (i) the election of directors (Proposal No. 1), (ii) the proposed amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock (Proposal No. 2), (iii) the proposed amendment to our 2007 Incentive Stock Plan to the increase the number of shares of common stock reserved for issuance (Proposal No. 3), (iv) the advisory vote on executive compensation (Proposal No. 5) and (v) the advisory vote on the frequency of future advisory votes on executive compensation (Proposal No. 6).

 Do I have dissenters’ right of appraisal?

Holders of shares of our common stock do not have appraisal rights under Delaware Law or under the governing documents of the Company.

How many votes are required to elect the nominated persons to our Board of Directors?

The affirmative vote of a plurality of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote in the election are required to elect each director. This means that the nominees who receive the most votes will be elected to the open director positions, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

How many votes are required to approve our amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock?

The affirmative vote of a majority of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote are required to approve an amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock, as set forth on the Certificate of Amendment to the Certificate of Incorporation included with this proxy statement as Exhibit A.

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How many votes are required to approve our amendment to our 2007 Incentive Stock Plan to increase the number of shares of common stock reserved for issuance?

The affirmative vote of a majority of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote are required to amend our 2007 Incentive Stock Plan to increase the number of shares of common stock reserved for issuance.

How many votes are required to ratify our independent public accountants?

The affirmative vote of a majority of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote are required to ratify Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

How many votes are required to approve the advisory vote on executive compensation?

Although the results are non-binding, the affirmative vote of a majority of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote are required to approve the advisory vote on executive compensation.

How many votes are required to approve the frequency of future advisory votes on executive compensation?

Although the results are non-binding, the affirmative vote of a majority of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote are required to approve the frequency of future advisory votes on executive compensation.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

Do any of the Company’s officers and directors have any interest in matters to be acted upon?

Except for the election to our Board of Directors of the five nominees set forth herein, none of our officers or directors has any interest in any of the matters to be acted upon at the annual meeting.

Where do I find the voting results of the annual meeting?

We will announce voting results at the annual meeting and also in our Current Report on Form 8-K, which we anticipate filing by November 8, 2012.

Who can help answer my questions?

You can contact our corporate headquarters at Towerstream Corporation, 55 Hammarlund Way, Middletown, RI 02842, by phone at 401-848-5848 or by sending a letter to Joseph P. Hernon, our Secretary, with any questions about any proposal described in this proxy statement or how to execute your vote.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of September 4, 2012 by:

•	each person known by us to beneficially own more than 5% of our common stock (based solely on our review of SEC filings);
•	each of our directors;
•	each of our named executive officers listed in the section entitled “Summary Compensation Table” under Executive Compensation; and

•	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of, with respect to the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Towerstream Corporation, 55 Hammarlund Way, Middletown, Rhode Island 02842, unless otherwise indicated. As of September 4, 2012, there were [54,366,103] shares of our common stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)

5% Stockholders:
Joel Lusman (2)	[4,200,000]		[7.7]	%
c/o Lusman Capital Management LLC
717 Fifth Avenue, 14th Floor
New York, NY 10022

Directors and Named Executive Officers:
Philip Urso	[1,758,450]	(3)	[3.2]	%
William J. Bush	[238,335]	(4)	[*]
Howard L. Haronian, M.D.	[1,250,205]	(5)	[2.3]	%
Paul Koehler	[180,835]	(6)	[*]
Jeffrey M. Thompson	[2,703,633]	(7)	[4.9]	%
Joseph P. Hernon	[345,732]	(8)	[*]
Melvin L. Yarbrough, Jr.	[574,192]	(9)	[1.0]	%
All directors and executive officers as a group (7 persons)	[7,051,382]	(3)(4)(5)(6)(7)(8)(9)	[12.4]	%

* Less than 1%.

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of September 4, 2012. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

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(2)	Based on a Schedule 13G/A filed with the SEC on February 13, 2012. Includes 4,200,000 shares held by Lusman Capital Management, LLC. Joel Lusman, as Managing Member of Lusman Capital, may be deemed to have shared power to vote or direct the vote of, and to dispose or direct the disposition of, the securities of the Company held by Lusman Capital Management, LLC.

(3)	Includes [163,386] shares of common stock held in a trust for the benefit of Mr. Urso’s minor children, of which Mr. Urso is a trustee, and [274,134] shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days. Mr. Urso disclaims beneficial ownership of the [163,386] shares held in trust.

(4)	Includes [233,335] shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days. The remaining shares are held in trust for the benefit of the Bush family. Mr. Bush is a trustee of this trust. He disclaims beneficial ownership of such [5,000] shares.

(5)	Includes [10,000] shares of common stock held by Dr. Haronian’s wife, for which Dr. Haronian has an indirect interest in, and [245,874] shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(6)	Includes [180,835] shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.
(7)	Includes [936,122] shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.
(8)	Includes [246,550] shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(9)	Includes [325,875] shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Information about the Nominees

Our By-laws currently specify that the number of directors shall be at least one and no more than 15 persons, unless otherwise determined by a vote of the majority of the Board of Directors (the “Board”). Our Board currently consists of five (5) persons and all of them have been nominated by the Company to stand for re-election. Each director is elected or nominated to the Board until the following annual meeting of stockholders and until his successor has been elected and qualified or until the director’s earlier resignation or removal.

The following table shows for each nominee his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed as director (each serving continuously since first elected or appointed except as set forth in the footnotes hereto), and his directorships with other companies whose securities are registered with the SEC.

Name	Age	Position
Jeffrey M. Thompson	48	President, Chief Executive Officer and Director
Philip Urso	53	Chairman of the Board of Directors
Howard L. Haronian, M.D. (1)(2)(3)	51	Director
Paul Koehler (1)(3)	53	Director
William J. Bush (1)(2)	47	Director

(1) Member of our Audit Committee.

(2) Member of our Compensation Committee.

(3) Member of our Nominating Committee.

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The biographies below include information related to service by the persons below to Towerstream Corporation and our subsidiary, Towerstream I, Inc. On January 4, 2007, we merged with and into a wholly-owned Delaware subsidiary for the sole purpose of changing our state of incorporation to Delaware. On January 12, 2007, a wholly-owned subsidiary of ours completed a reverse merger with and into a private company, Towerstream Corporation, with Towerstream Corporation (the private company) being the surviving company and becoming a wholly-owned subsidiary of ours. Upon closing of the merger, we discontinued our former business and succeeded to the business of Towerstream Corporation as our sole line of business. At the same time, we also changed our name to Towerstream Corporation and, our newly acquired subsidiary, Towerstream Corporation, changed its name to Towerstream I, Inc.

Jeffrey M. Thompson co-founded Towerstream I, Inc. in December 1999 with Philip Urso. Mr. Thompson has served as a director since inception and as chief operating officer from inception until November 2005 when Mr. Thompson became president and chief executive officer. Since becoming a public entity in January 2007, Mr. Thompson has been our president, chief executive officer and a director. In 1995, Mr. Thompson co-founded and was vice president of operations of EdgeNet Inc., a privately held Internet service provider (which was sold to Citadel Broadcasting Corporation in 1997 and became eFortress (“eFortress”)) through 1999. Mr. Thompson holds a B.S. degree from the University of Massachusetts. Mr. Thompson was appointed to the Board due to his significant experience in the wireless broadband industry, his familiarity with the Company, as well as his extensive business management expertise.

Philip Urso co-founded Towerstream I, Inc. in December 1999 with Jeffrey M. Thompson. Mr. Urso has served as a director and chairman since inception and as chief executive officer from inception until November 2005. Since becoming a public entity in January 2007, Mr. Urso has been our chairman and a director. In 1995, Mr. Urso co-founded eFortress and served as its president through 1999. From 1983 until 1997, Mr. Urso owned and operated a group of radio stations. In addition, Mr. Urso co-founded the regional cell-tower company, MCF Communications, Inc. Mr. Urso was appointed to the Board due to his significant experience in the wireless broadband industry, his familiarity with the Company, as well as his extensive business management expertise.

Howard L. Haronian, M.D., has served as a director of Towerstream I, Inc. since inception in December 1999. Since becoming a public entity in January 2007, Dr. Haronian has been a director. Dr. Haronian is an interventional cardiologist and has been president of Cardiology Specialists, Ltd. of Rhode Island since 1994. Dr. Haronian has served on the clinical faculty of the Yale School of Medicine since 1994. Dr. Haronian graduated from the Yale School of Management Program for Physicians in 1999. Dr. Haronian has directed the Cardiac Catheterization program at The Westerly Hospital since founding the program in 2003. Dr. Haronian was appointed to the Board due to his extensive knowledge of the Company’s operations since its founding and his executive level experience at other organizations.

Paul Koehler has been a director since January 2007. Mr. Koehler has served as vice president of corporate development of Pacific Ethanol, Inc. (NasdaqGM: PEIX) since June 2005. Mr. Koehler has over twenty years of experience in the power and renewable fuels industries and in marketing, trading and project development. Prior to working for Pacific Ethanol Inc., from 2001 to 2005, Mr. Koehler developed wind power projects for PPM Energy Inc., a wind power producer and marketer. Mr. Koehler was president and co-founder of Kinergy LLC, a consulting firm focused on renewable energy, project development and risk management from 1993 to 2003. During the 1990s, Mr. Koehler worked for Portland General Electric Company and Enron Corp. in power marketing and energy trading. Mr. Koehler holds a B.A. degree from the Honors College at the University of Oregon. Mr. Koehler currently serves on the board of directors of Oregon College of Art and Craft Foundation since 2011. Mr. Koehler also served on the board of directors of Oregon College of Art and Craft, a private art college, from 1998 to 2007 and again from 2009 to 2012. Mr. Koehler was appointed to the Board due to his experience as an executive at other public companies and as a director of other organizations.

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William J. Bush has been a director since January 2007. Since January 2010, Mr. Bush has served as the chief financial officer of Borrego Solar Systems, Inc., which is one of the nation’s leading financiers, designers and installers of commercial and government grid-connected solar electric power systems. From October 2008 to December 2009, Mr. Bush served as the chief financial officer of Solar Semiconductor, Ltd., a private vertically integrated manufacturer and distributor of quality photovoltaic modules and systems targeted for use in industrial, commercial and residential applications with operations in India helping it reach $100 million in sales in its first 15 months of operation. From January 2006 through December 2007, Mr. Bush served as chief financial officer of ZVUE Corporation (formerly known as Handheld Entertainment, Inc. (Pink Sheets: ZVUE.PK)), a distributor of user generated content. Prior to that, Mr. Bush served as chief financial officer and corporate controller for a number of high growth software and online media companies as well as being one of the founding members of Buzzsaw.com, Inc., a spinoff of Autodesk, Inc. Prior to his work at Buzzsaw.com, Mr. Bush served as corporate controller for Autodesk, Inc. (NasdaqGM: ADSK), the fourth largest software applications company in the world. His prior experience includes seven years in public accounting with Ernst & Young, and Price Waterhouse. Mr. Bush holds a B.S. degree in Business Administration from U.C. Berkeley and is a certified public accountant. Mr. Bush currently serves on the board of directors of FindEx.com (OTCBB: FIND), a Bible study software provider and has been a director since 2007. Mr. Bush was appointed to the Board because he has significant experience in finance.

Directorships

Except as otherwise reported above, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

Family Relationships

Except for Howard L. Haronian, M.D. and Philip Urso, who are cousins, there are no family relationships among our directors and executive officers.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•	Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any director of the Company is a party adverse to the Company or has a material interest adverse to the Company.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities, to file reports of ownership and changes in ownership with the SEC. Based solely on our review of copies of such reports and representations from our executive officers and directors, we believe that our executive officers and directors complied with all Section 16(a) filing requirements during the year ended December 31, 2011, except that (i) Jeffrey M. Thompson, our Chief Executive Officer, failed to timely file a Form 4 reporting the grant of an option to purchase shares of our common stock on June 24, 2011, (ii) Joseph P. Hernon, our Chief Financial Officer, failed to timely file Form 4’s reporting the issuance of restricted stock on January 3, 2011 and the grant of an option to purchase shares of our common stock on June 24, 2011, (iii) Melvin L. Yarbrough, Jr., our Chief Operating Officer, failed to timely file Form 4’s reporting the issuance of restricted stock on January 3, 2011 and the grant of an option to purchase shares of our common stock on June 24, 2011, and (iv) Paul Koehler, our director, failed to timely file Form 4’s reporting the exercise of an option to purchase shares of our common stock on May 24, 2011 and the sale of common stock on May 31, 2011.

Board Leadership Structure and Risk Oversight

Currently, the positions of Chief Executive Officer and Chairman of the Board are held by two different individuals. Jeffrey M. Thompson currently serves as President, Chief Executive Officer and as a member of the Board and Philip Urso serves as Chairman of the Board. Although no formal policy currently exists, the Board determined that the separation of these positions would allow Mr. Thompson to devote his time to the daily execution of the Company’s business strategies and Mr. Urso to devote his time to the long-term strategic direction of the Company.

Our Audit Committee is primarily responsible for overseeing our risk management processes on behalf of our Board. The Audit Committee receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board which also considers our risk profile. The Audit Committee and the full Board focus on the most significant risks facing our Company and our Company’s general risk management strategy, and also ensure that risks undertaken by our Company are consistent with the Board’s tolerance for risk. While the Board oversees our Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach to address the risks facing our Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related parties can include any of our directors or executive officers, certain of our stockholders and their immediate family members. Each year, we prepare and require our directors and executive officers to complete Director and Officer Questionnaires identifying any transactions with us in which the officer or director or their family members have an interest. This helps us identify potential conflicts of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with the interests of the Company as a whole. Our code of ethics and business conduct requires all directors, officers and employees who may have a potential or apparent conflict of interest to immediately notify our Audit Committee of the Board of Directors, which is responsible for considering and reporting to the Board any questions of possible conflicts of interest of Board members. Our code of ethics and business conduct further requires pre-clearance before any employee, officer or director engages in any personal or business activity that may raise concerns about conflict, potential conflict or apparent conflict of interest. Copies of our code of ethics and business conduct and the Audit Committee charter are posted on the corporate governance section of our website at www.towerstream.com.

At no time during the last two fiscal years has any executive officer, director or any member of these individuals’ immediate families, any corporation or organization with whom any of these individuals is an affiliate or any trust or estate in which any of these individuals serves as a trustee or in a similar capacity or has a substantial beneficial interest been indebted to the Company or was involved in any transaction in which the amount exceeded $120,000 and such person had a direct or indirect material interest.

In evaluating related party transactions and potential conflicts of interest, our Chief Financial Officer and/or Chairman of the Audit Committee apply the same standards of good faith and fiduciary duty they apply to their general responsibilities. They will approve a related party transaction only when, in their good faith judgment, the transaction is in the best interest of the Company.

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Director Independence

We believe that each of William J. Bush, Howard L. Haronian, M.D., and Paul Koehler are independent directors, as provided in NASDAQ Marketplace Rule 5605(a)(2).

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF ITS NOMINEES.

Board Committees

Since January 2007, the standing committees of our Board consist of an Audit Committee, a Compensation Committee and a Nominating Committee. Each member of our committees is “independent” as such term is defined under and required by the federal securities laws and the rules of the NASDAQ Stock Market. The charters of each of the committees have been approved by our Board and are available on our website at www.towerstream.com.

Audit Committee

The Audit Committee is comprised of three directors: William J. Bush, Howard L. Haronian, M.D., and Paul Koehler. Mr. Bush is the Chairman of the Audit Committee. The Audit Committee’s duties include recommending to our Board the engagement of independent auditors to audit our financial statements and to review our accounting and auditing principles. The Audit Committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by independent public accountants, including their recommendations to improve our system of accounting and our internal control over financial reporting. The Audit Committee oversees the independent auditors, including their independence and objectivity. However, the committee members are not acting as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and the independent auditors. The Audit Committee is empowered to retain independent legal counsel and other advisors as it deems necessary or appropriate to assist the Audit Committee in fulfilling its responsibilities, and to approve the fees and other retention terms of the advisors. Each of our Audit Committee members possesses an understanding of financial statements and generally accepted accounting principles. The Board has determined that Mr. Bush is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. The designation of Mr. Bush as an “audit committee financial expert” will not impose on him any duties, obligations or liability that are greater than those that are generally imposed on him as a member of our Audit Committee and our Board, and his designation as an “audit committee financial expert” will not affect the duties, obligations or liability of any other member of our Audit Committee or Board.

Compensation Committee

The Compensation Committee is comprised of two directors: Howard L. Haronian, M.D., and William J. Bush. Dr. Haronian is the Chairman of the Compensation Committee. The Compensation Committee has certain duties and powers as described in its charter, including but not limited to periodically reviewing and approving our salary and benefits policies, compensation of executive officers, administering our stock option plans and recommending and approving grants of stock options under such plans.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

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Nominating Committee

The Nominating Committee is comprised of two directors: Howard L. Haronian, M.D., and Paul Koehler. Dr. Haronian is Chairman of the Nominating Committee. The Nominating Committee considers and makes recommendations on matters related to the practices, policies and procedures of the Board and takes a leadership role in shaping our corporate governance. As part of its duties, the Nominating Committee assesses the size, structure and composition of the Board and its committees, and coordinates the evaluation of Board performance. The Nominating Committee also acts as a screening and nominating committee for candidates considered for election to the Board.

Director Nominations

Part of our Nominating Committee’s duties is to screen and nominate candidates considered for election to our Board. In this capacity, it concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, stockholders or external sources and all self-nominated candidates. The Nominating Committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies.

The Nominating Committee values diversity as a factor in selecting individuals nominated to serve on the Board. Although the Board prefers a mix of backgrounds and experience among its members, it does not follow any ratio or formula to determine the appropriate mix, nor is there any specific policy on diversity. The Nominating Committee uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to a high standard of service for the Board.

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2011, the Board held six meetings and acted by written consent on four occasions, the Audit Committee held four meetings, the Compensation Committee held seven meetings and acted by written consent on one occasion, and the Nominating Committee held one meeting. Each incumbent director attended or participated in 75% or more of the aggregate number of meetings of the Board and the Committees on which he served during the fiscal year.

Policy Regarding Attendance at Annual Meetings of Stockholders

Our Board has adopted a policy which states that each director is expected to attend annual meetings of its stockholders. Last year, all of our directors attended the annual meeting of stockholders. We expect that all of our directors will attend this year’s annual meeting.

Director Compensation Table – Fiscal 2011

The following table summarizes the compensation awarded during the fiscal year ended December 31, 2011 to our directors who are not named executive officers in the Summary Compensation Table under “Executive Compensation” below:

Name	Fees Earned or Paid in Cash	Option Awards (1)(2)	Total
Philip Urso	$60,000	$133,327	$193,327
Howard L. Haronian, M.D.	$55,000	$133,327	$188,327
Paul Koehler	$50,000	$133,327	$183,327
William J. Bush	$55,000	$133,327	$188,327

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(1)	Based upon the aggregate grant date fair value calculated in accordance with the Stock Compensation Topic of the Financial Accounting Standards Board Accounting Standards Codification. Our policy and assumptions made in the valuation of share-based payments are contained in Note 10 to our December 31, 2011 financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

(2)	Option awards relate to the issuance in 2011 of options to purchase 50,000 shares at an exercise price of $3.57 each for Messrs. Urso, Koehler and Bush, and Dr. Haronian.

Narrative Disclosure to Director Compensation Table

The table entitled “Director Compensation Table - Fiscal 2011” above quantifies the value of the different forms of compensation of each of the directors for services rendered during fiscal 2011. The primary elements of each director’s total compensation reported in the table are cash fees earned and stock option awards.

Pursuant to the 2008 Non-Employee Directors Compensation Plan, each non-employee director is entitled to receive periodic grants of ten-year options to purchase 50,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant. An initial grant is made upon such non-employee director’s election or appointment to our Board and thereafter annually on the first business day in June, subject to such director remaining on the Board. Non-employee directors also receive $50,000 per annum in cash. In connection with the additional responsibilities associated with such positions, the Chairman of the Board will receive an additional $10,000 per year, and the Chairman of the Audit and Compensation Committees will each receive an additional $5,000 per year.

Code of Ethics and Business Conduct

Our Board has adopted a code of ethics and business conduct that establishes the standards of ethical conduct applicable to all directors, officers and employees of Towerstream Corporation. The code of ethics and business conduct addresses, among other things, conflicts of interest, compliance with disclosure controls and procedures, and internal control over financial reporting, corporate opportunities and confidentiality requirements. The Audit Committee is responsible for applying and interpreting our code of ethics and business conduct in situations where questions are presented to it. There were no amendments or waivers to the code of ethics and business conduct in fiscal 2011. Our code of ethics and business conduct is available for review on our website at www.towerstream.com. We will provide a copy of our code of ethics and business conduct free of charge to any person who requests a copy. Requests should be directed by e-mail to Joseph P. Hernon, our Chief Financial Officer, at jhernon@towerstream.com, by mail to Towerstream Corporation, 55 Hammarlund Way, Middletown, Rhode Island 02842, or by telephone at (401) 848-5848.

Stockholder Communication with Directors

Our Board has established procedures for stockholders or other interested parties to send communications to the Board. Such parties can contact the Board by electronic mail at Board@towerstream.com.

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AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Rule 4200 of the NASDAQ Stock Market). The Audit Committee operates under a written charter adopted by the Board of Directors on January 12, 2007, which can be found in the Corporate Governance section of our website, www.towerstream.com, and is also available in print to any stockholder upon request to the Corporate Secretary.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2011.

We have reviewed and discussed with management and Marcum LLP, our independent registered public accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with Marcum LLP, the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and Marcum LLP, such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the NASDAQ Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from Marcum LLP, required by applicable requirements of the PCAOB regarding Marcum LLP’s communications with the Audit Committee concerning independence, and have discussed with Marcum LLP, their independence from management and the Company.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC.

William J. Bush, Audit Committee Chairman
Howard L. Haronian, M.D.
Paul Koehler

Dated as of September 4, 2012

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EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

Name	Age	Position
Jeffrey M. Thompson	48	Chief Executive Officer, President and Director
Joseph P. Hernon	52	Chief Financial Officer
Melvin L. Yarbrough, Jr.	47	Chief Operating Officer

Information pertaining to Mr. Thompson, who is both a director and an executive officer of the Company, may be found in the section entitled “Information about the Nominees.”

Joseph P. Hernon has been our chief financial officer, principal financial officer and principal accounting officer since joining Towerstream Corporation in May 2008. From November 2007 until May 2008, Mr. Hernon was a financial consultant to a high technology company. From November 2005 until October 2007, Mr. Hernon served as the chief financial officer of Aqua Bounty Technologies Inc., a biotechnology company dedicated to the improvement of productivity in the aquaculture industry. From August 1996 until October 2005, Mr. Hernon served as vice president, chief financial officer and secretary of Boston Life Sciences Inc., a biotechnology company focused on developing therapeutics and diagnostics for central nervous system diseases. From January 1987 until August 1996, Mr. Hernon held various positions while employed at PriceWaterhouseCoopers LLP, an international accounting firm. Mr. Hernon is a certified public accountant and holds a B.S. degree in Business Administration from the University of Lowell, Massachusetts and a M.S. degree in Accounting from Bentley College in Waltham, MA.

Melvin L. Yarbrough, Jr. has been our chief operating officer since November 2010. Mr. Yarbrough has been employed by Towerstream Corporation since April 2007, serving as Vice President of Sales until his appointment as chief revenue officer in August 2008. Mr. Yarbrough came to Towerstream Corporation from Hoovers (Dun and Bradstreet) (“D&B”), where he first served as Vice President of Business Development and then Vice President of Subscription Sales from 2005 until 2007. Prior to joining D&B, Mr. Yarbrough spent nearly a decade in several executive sales positions, including serving as Senior Vice President of Sales, Marketing and Alliance Channel at StarCite, an on-demand global meetings management company, and as Vice President of Sales at Handango, a handheld and wireless software solutions company. Mr. Yarbrough holds a B.A. degree in Economics from Southern Methodist University and a J.D. degree from Vanderbilt University School of Law.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our executive officers (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

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•	Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any executive officer of the Company is a party adverse to the Company or has a material interest adverse to the Company.

EXECUTIVE COMPENSATION

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on this review and these discussions, the Compensation Committee recommended to the Board of Directors that the following Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee
Howard L. Haronian, M.D., Chairman

William J. Bush

Compensation Discussion and Analysis

 The following discussion and analysis of compensation arrangements of our named executive officers for the year ended December 31, 2011 should be read together with the compensation tables and related disclosures set forth below.

We believe our success depends on the continued contributions of our named executive officers. Personal relationships and experience are very important in our industry. Our named executive officers are primarily responsible for many of our critical business development relationships. The maintenance of these relationships is critical to ensuring our future success as is experience in managing these relationships. Therefore, it is important to our success that we retain the services of these individuals and prevent them from competing with us should their employment with us terminate.

General Philosophy

Our overall compensation philosophy is to provide an executive compensation package that enables us to attract, retain and motivate executive officers to achieve our short-term and long-term business goals. The goals of our compensation program are to align remuneration with business objectives and performance, and to enable us to retain and competitively reward executive officers who contribute to the long-term success of the Company. We attempt to pay our executive officers competitively in order that we will be able to retain the most capable people in the industry. In making executive compensation and other employment compensation decisions, the Compensation Committee considers achievement of certain criteria, some of which relate to our performance and others of which relate to the performance of the individual employee. Awards to executive officers are based on achievement of Company and individual performance criteria.

The Compensation Committee will evaluate our compensation policies on an ongoing basis to determine whether they enable us to attract, retain and motivate key personnel. To meet these objectives, the Compensation Committee may from time to time increase salaries, award additional stock grants or provide other short and long-term incentive compensation to executive officers and other employees.

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 Compensation Program & Forms of Compensation

We provide our executive officers with a compensation package consisting of base salary, bonus, equity incentives and participation in benefit plans generally available to other employees. In setting total compensation, the Compensation Committee considers individual and company performance, as well as market information regarding compensation paid by other companies in our industry.

Base Salary. Salaries for our executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the industry for individuals of similar education and background to the executive officers being recruited. We also consider the individual’s experience, reputation in the industry and expected contributions to the Company. Base salary is continuously evaluated by competitive pay and individual job performance. In each case, we take into account the results achieved by the executive, his future potential, scope of responsibilities and experience, and competitive salary practices. At times, our executive officers have elected to take less than market salaries.  These salaries were subject to increases to base salary that is comparable with his role and responsibilities when compared to companies of comparable size in similar locations.

Bonuses. We design our bonus programs to be both affordable and competitive in relation to the market. Our bonus program is designed to motivate employees to achieve overall goals. Our programs are designed to avoid entitlements, to align actual payouts with the actual results achieved and to be easy to understand and administer. The Compensation Committee and the executive officer work together to establish targets and goals for the executive officer. Upon completion of the fiscal year, the Compensation Committee assesses the executive officer’s performance and with input from management determines the achievement of the bonus targets and the amount to be awarded within the parameters of the executive officer’s agreement with us.

Equity-Based Rewards

We design our equity programs to be both affordable and competitive in relation to the market. We monitor the market and applicable accounting, corporate, securities and tax laws and regulations, and adjust our equity programs as needed. Stock options and other forms of equity compensation are designed to reflect and reward a high level of sustained individual performance over time. We believe that we design our equity programs to align employees’ interests with those of our stockholders.

 Timing of Equity Awards

The Board has authorized the Compensation Committee to approve stock option grants to our executive officers. Stock options are generally granted at scheduled meetings of the Compensation Committee. The exercise price of a newly granted option is the closing price of our common stock on the date of grant.

Benefits Programs

We design our benefits programs to be both affordable and competitive in relation to the market while conforming with local laws and practices. We monitor the market, local laws and practices and adjust our benefits programs as needed. We design our benefits programs to provide an element of core benefits, and to the extent possible, offer options for additional benefits, and balance costs and cost sharing between us and our employees.

 Tax and Accounting Considerations

In the review and establishment of our compensation programs, we consider the anticipated accounting and tax implications to us and our executives.

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Section 162(m) of the Internal Revenue Code imposes a limit on the amount of compensation that we may deduct in any one year with respect to our chief executive officer and each of our next four most highly compensated executive officers, unless certain specific and detailed criteria are satisfied. Performance-based compensation, as defined in the Internal Revenue Code, is fully deductible if the programs are approved by stockholders and meet other requirements. We believe that grants of equity awards under our incentive-based equity option plans may qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to receive a federal income tax deduction, if applicable, in connection with such awards. In general, we have determined that we will not seek to limit executive compensation so that it is deductible under Section 162(m). However, from time to time, we monitor whether it might be in our interests to structure our compensation programs to satisfy the requirements of Section 162(m). We seek to maintain flexibility in compensating our executives in a manner designed to promote our corporate goals and therefore our Compensation Committee has not adopted a policy requiring all compensation to be deductible. Our Compensation Committee will continue to assess the impact of Section 162(m) on our compensation practices and determine what further action, if any, is appropriate.

Role of Executives in Executive Compensation Decisions

The Board and our Compensation Committee generally seek input from our executive officers when discussing the performance of, and compensation levels for, executives. The Compensation Committee also works with our Chief Executive Officer and our Chief Financial Officer to evaluate the financial, accounting, tax and retention implications of our various compensation programs. None of our other executives participates in deliberations relating to his compensation.

2011 Bonus Payments

Mr. Thompson. Mr. Thompson was awarded bonus payments totaling $245,156 in recognition of services performed during 2011. Of such payments, (i) $25,000 was paid on December 10, 2011, the effective date of Mr. Thompson’s amended employment agreement, (ii) $25,000 was paid as a result of our acquisition of Color Broadband Communications, Inc. (“Color Broadband”) in December 2011 and (iii) $25,000 was paid pursuant to the execution of an agreement with a large technology company. The remaining bonus payments of $170,156 were awarded in part on a discretionary basis by our Compensation Committee and in part pursuant to our success in meeting certain performance-related targets related to revenue, EBITDA and customer churn. We define customer churn as the percentage of revenue lost on a monthly basis from customers disconnecting from our network or reducing the amount of their bandwidth. Mr. Thompson would have received bonus payments equal to 75% of his base salary, or $225,000, had the performance-related targets been fully met.

Mr. Hernon. Mr. Hernon was awarded bonus payments totaling $115,738 in recognition of services performed during 2011. Of such payments, $25,000 was paid as a result of our acquisition of Color Broadband in December 2011. The remaining bonus payments of $90,738 were awarded in part on a discretionary basis by our Compensation Committee and in part pursuant to our success in meeting certain performance-related targets related to revenue, EBITDA and customer churn. Mr. Hernon would have received bonus payments equal to 58% of his base salary, or $130,500, had the performance-related targets been fully met.

Mr. Yarbrough. Mr. Yarbrough was awarded bonus payments totaling $113,066 in recognition of services performed during 2011. Mr. Yarbrough’s bonus payments were awarded in part on a discretionary basis by our Compensation Committee and in part pursuant to our success in meeting certain performance-related targets related to revenue, EBITDA and the net increase in the Company’s monthly recurring revenue (“MRR”) base. Mr. Yarbrough would have received bonus payments equal to 58% of his base salary, or $130,500, had the performance-based targets been fully met.

See “Employment Agreements and Change-in-Control Agreements” below for a discussion of our employment agreement with Mr. Thompson and our employment arrangements with Messrs. Hernon and Yarbrough.

2012 Bonus Criteria

Bonus criteria for 2012 for our executive officers is based on certain performance-related targets including revenue and adjusted EBTIDA, as well as the number of hotzones installed. The criteria for each executive officer is determined by the Compensation Committee.

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Compensation Risk Management

We have considered the risk associated with our compensation policies and practices for all employees, and we believe we have designed our compensation policies and practices in a manner that does not create incentives that could lead to excessive risk taking that would have a material adverse effect on us.

The Role of Stockholder Say-on-Pay Votes

The Company provides its stockholders with the opportunity to cast an advisory vote on executive compensation (a “say-on-pay proposal”). The Compensation Committee will consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the named executive officers.

Summary Compensation Table – Fiscal 2011, Fiscal 2010 and Fiscal 2009

The following table summarizes the annual and long-term compensation paid to our chief executive officer and our two other most highly compensated executive officers who were serving at the end of 2011, whom we refer to collectively in this proxy statement as the “named executive officers”:

Name and Principal Position	Year	Salary	Bonus		Option Awards(1)		Restricted Stock Awards(1)		Total
Jeffrey M. Thompson	2011	$301,904	$245,156	(2)	$1,135,308	(3)	$-		$1,682,368
President and Chief Executive Officer	2010	$250,227	$205,931	(4)	$-		$-		$456,158
	2009	$236,250	$114,374	(5)	$74,480	(6)	$-		$425,104

Joseph P. Hernon	2011	$226,063	$115,738	(7)	$669,491	(8)	$177,300	(9)	$1,188,592
Chief Financial Officer	2010	$198,188	$131,168	(10)	$-		$-		$329,356
	2009	$190,000	$78,788	(11)	$59,584	(12)	$-		$328,372

Melvin L. Yarbrough, Jr.	2011	$226,063	$113,066	(13)	$894,497	(14)	$177,300	(9)	$1,410,926
Chief Operating Officer	2010	$198,188	$125,473	(15)	$-		$-		$323,661
	2009	$190,000	$62,133	(16)	$59,584	(12)	$-		$311,717

(1)	Based upon the aggregate grant date fair value calculated in accordance with the Stock Compensation Topic of the Financial Accounting Standards Board Accounting Standards Codification. Our policy and assumptions made in the valuation of share-based payments are contained in Note 10 to our December 31, 2011 financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

(2)	Mr. Thompson was awarded $184,688 in 2011 in recognition of services performed during 2011 and Mr. Thompson was awarded $60,468 in April 2012 in recognition of services performed in 2011.

(3)	On June 24, 1011, Mr. Thompson received a ten-year option to purchase 100,000 shares of our common stock at an exercise price of $4.94 per share in recognition of services performed during 2011, with one-third of the options vesting on June 24, 2012 and the remaining options vesting in quarterly installments over the subsequent two years.

On July 7, 2011, Mr. Thompson was granted a ten-year option to purchase 132,000 shares of our common stock at an exercise price of $5.25 per share. These options were granted in six tranches of 22,000 options. The tranches begin vesting sequentially based on the closing of the next six acquisitions by the Company. The vesting of each tranche begins only when an acquisition is completed for that respective tranche. Each tranche vests on a quarterly basis over the two year period following the date on which each respective acquisition is completed.

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The first tranche began vesting on December 2, 2011 when the Company completed the acquisition of Color Broadband, and will vest in quarterly installments over a two year period.

On July 7, 2011, Mr. Thompson was granted a ten-year option to purchase 175,000 shares of our common stock at an exercise price of $5.25 per share. These options were granted in six tranches and each tranche begins vesting sequentially based on the execution of the next six backhaul contracts executed by the Company. The vesting of each tranche begins only when a backhaul contract is executed for that respective tranche. The first tranche was for 50,000 options and the remaining five tranches were for 25,000 options each. Each tranche vests on a quarterly basis over the two year period following the date on which each respective backhaul contract is executed.

The first tranche of 50,000 options began vesting on March 29, 2012 when the Company executed a backhaul contract with a national wireless carrier. In May 2012, Mr. Thompson exercised a right to exchange 25%, or 12,500, of the 50,000 options for a cash payment of $34,969 which equaled the fair value of the 12,500 options on the grant date, as calculated in accordance with the Black-Scholes valuation model. The remaining 37,500 options will continue to vest ratably on a quarterly basis through March 2014.

The second tranche of 25,000 options began vesting on April 30, 2012 when the Company executed its second backhaul contract with a national wireless carrier. In May 2012, Mr. Thompson exercised a right to exchange 25%, or 6,250, of the 25,000 options for a cash payment of $17,647 which equaled the fair value of the 6,250 options on the grant date, as calculated in accordance with the Black-Scholes valuation model. The remaining 18,750 options will continue to vest ratably on a quarterly basis through April 2014.

(4)	Mr. Thompson was awarded $126,803 in 2010 in recognition of services performed during 2010 and Mr. Thompson was awarded $79,128 in February 2011 in recognition of services performed in 2010.

(5)	Consists of $78,782 paid in cash and $35,592 paid in common stock. Mr. Thompson was awarded $41,506 in cash and $23,167 in common stock in 2009 in recognition of services performed during 2009 and Mr. Thompson was awarded $37,276 in cash and $12,425 in common stock in February 2010 in recognition of services performed during 2009.

(6)	Represents a ten-year option to purchase 125,000 shares of common stock at an exercise price of $0.78 per share granted on May 6, 2009 in recognition of services performed during 2009. Such option vests quarterly over an 18 month period beginning on August 6, 2009.

(7)	Mr. Hernon was awarded $58,725 in 2011 in recognition of services performed during 2011 and Mr. Hernon was awarded $25,000 in January 2012 and $32,013 in April 2012 in recognition of services performed in 2011.

(8)	On June 24, 2011, Mr. Hernon received a ten-year option to purchase 60,000 shares of our common stock at an exercise price of $4.94 per share in recognition of services performed during 2011, with one-third of the options vesting on June 24, 2012 and the remaining options vesting in quarterly installments over the subsequent two years.

On July 7, 2011, Mr. Hernon was granted a ten-year option to purchase 96,000 shares of our common stock at an exercise price of $5.25 per share. These options were granted in six tranches of 16,000 options. The tranches begin vesting sequentially based on the closing of the next six acquisitions by the Company. The vesting of each tranche begins only when an acquisition is completed for that respective tranche. Each tranche vests one-third on the one year anniversary of the closing of the acquisition with the remaining two-thirds vesting ratably on a quarterly basis over the following two years.

The first tranche began vesting on December 2, 2011 when the Company completed the acquisition of Color Broadband. One-third of the first tranche will vest on the one year anniversary (December 2, 2012) with the remaining two-thirds vesting ratably on a quarterly basis over the following two years (through December 2, 2014).

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On July 7, 2011, Mr. Hernon was granted a ten-year option to purchase 82,500 shares of our common stock at an exercise price of $5.25 per share. These options were granted in six tranches and each tranche begins vesting sequentially based on the execution of the next six backhaul contracts executed by the Company. The vesting of each tranche begins only when a backhaul contract is executed for that respective tranche. The first tranche was for 20,000 options and the remaining five tranches were for 12,500 options each. Each tranche vests on a quarterly basis over the two year period following the date on which each respective backhaul contract is executed.

The first tranche of 20,000 options began vesting on March 29, 2012 when the Company executed a backhaul contract with a national wireless carrier. The second tranche of 12,500 options began vesting on April 30, 2012 when the Company executed its second backhaul contract with a national wireless carrier.

(9)	Represents a restricted stock award of 45,000 shares of common stock granted on January 3, 2011, which vests as to one-third of the shares subject to the restricted stock award annually, commencing January 3, 2012.

(10)	Mr. Hernon was awarded $81,477 in 2010 in recognition of services performed during 2010 and Mr. Hernon was awarded $49,691 in February 2011 in recognition of services performed in 2010.

(11)	Consists of $59,091 paid in cash and $19,697 paid in common stock. Mr. Hernon was awarded $31,969 in cash and $10,656 in common stock in 2009 in recognition of services performed during 2009 and Mr. Hernon was awarded $27,122 in cash and $9,041 in common stock in February 2010 in recognition of services performed during 2009.

(12)	Represents a ten-year option to purchase 100,000 shares of common stock at an exercise price of $0.78 per share granted on May 6, 2009 in recognition of services performed during 2009. Such option vests quarterly over an 18 month period beginning on August 6, 2009.

(13)	Mr. Yarbrough was awarded $77,995 in 2011 in recognition of services performed during 2011 and Mr. Yarbrough was awarded $35,071 in April 2012 in recognition of services performed in 2011.

(14)	On June 24, 2011, Mr. Yarbrough received a ten-year option to purchase 60,000 shares of our common stock at an exercise price of $4.94 per share in recognition of services performed during 2011, with one-third of the options vesting on June 24, 2012 and the remaining options vesting in quarterly installments over the subsequent two years.

On July 7, 2011, Mr. Yarbrough was granted a ten-year option to purchase 72,000 shares of our common stock at an exercise price of $5.25 per share. These options were granted in six tranches of 12,000 options. The tranches begin vesting sequentially based on the closing of the next six acquisitions by the Company. A portion of the grant associated with each acquisition may be forfeited based on how many acquired customers have been retained as of the six month date following the closing of each respective acquisition. The vesting of each tranche begins only when an acquisition is completed for that respective tranche. Each tranche vests one-eighth on the nine month anniversary of the closing of the acquisition with the remaining seven-eighth vesting ratably on a quarterly basis over the following seven quarters.

The first tranche began vesting on December 2, 2011 when the Company completed the acquisition of Color Broadband. One-eighth of the first tranche will vest on the nine month anniversary (September 2, 2012) with the remaining seven-eighths vesting ratably on a quarterly basis through June 2, 2014.

On July 7, 2011, Mr. Yarbrough was granted a ten-year option to purchase 187,500 shares of our common stock at an exercise price of $5.25 per share. These options were granted in six tranches and each tranche begins vesting sequentially based on the execution of the next six backhaul contracts executed by the Company. The vesting of each tranche begins only when a backhaul contract is executed for that respective tranche. The first tranche was for 100,000 options and the remaining five tranches were for 17,500 options each. Each tranche vests on a quarterly basis over the two year period following the date on which each respective backhaul contract is executed.

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The first tranche of 100,000 options began vesting on March 29, 2012 when the Company executed a backhaul contract with a national wireless carrier. The second tranche of 17,500 options began vesting on April 30, 2012 when the Company executed its second backhaul contract with a national wireless carrier.

(15)	Mr. Yarbrough was awarded $77,409 in 2010 in recognition of services performed during 2010 and Mr. Yarbrough was awarded $48,064 in February 2011 in recognition of services performed in 2010.

(16)	Consists of $46,600 paid in cash and $15,533 paid in common stock. Mr. Yarbrough was awarded $26,104 in cash and $8,701 in common stock in 2009 in recognition of services performed during 2009 and Mr. Yarbrough was awarded $20,496 in cash and $6,832 in common stock in February 2010 in recognition of services performed during 2009.

Grants of Plan-Based Awards

The following table summarizes the stock option and restricted stock awards to our named executive officers during fiscal year ended December 31, 2011:

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Share)(1)	Grant Date Fair Value of Stock and Option Awards($)(2)
Jeffrey M. Thompson	6/24/11	−	100,000	$4.94	$264,420
	7/7/11	−	132,000	$5.25	$371,801
	7/7/11	−	175,000	$5.25	$499,087

Joseph P. Hernon	1/3/11	45,000	−	−	$177,300
	6/24/11	−	60,000	$4.94	$158,652
	7/7/11	−	96,000	$5.25	$275,283
	7/7/11	−	82,500	$5.25	$235,556

Melvin L. Yarbrough, Jr.	1/3/11	45,000	−	−	$177,300
	6/24/11	−	60,000	$4.94	$158,652
	7/7/11	−	72,000	$5.25	$204,646
	7/7/11	−	187,500	$5.25	$531,199

(1)	The exercise price of the stock options awarded was determined in accordance with the stock option plans, which provide that the exercise price for an option granted be the closing sale price for our common stock as quoted on the NASDAQ Capital Market on the date of grant.

(2)	Based upon the aggregate grant date fair value calculated in accordance with the Stock Compensation Topic of the Financial Accounting Standards Board Accounting Standards Codification. Our policy and assumptions made in the valuation of share-based payments are contained in Note 10 to our December 31, 2011 financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards to our named executive officers as of December 31, 2011:

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date
Jeffrey M. Thompson	280,309	(1)	−		$0.78	2/27/13
	175,193	(2)	−		$1.14	12/14/14
	175,193	(3)	−		$1.43	4/28/15
	75,000	(4)	−		$9.74	2/13/12
	12,010	(5)	−		$2.00	12/2/17
	11,032	(6)	−		$2.00	3/2/18
	75,000	(7)	−		$0.69	12/30/18
	18,406	(8)	−		$0.77	3/30/19
	125,000	(9)	−		$0.78	5/5/19
	−		100,000	(10)	$4.94	6/23/21
	−		132,000	(11)	$5.25	7/6/21
	−		175,000	(12)	$5.25	7/6/21

Joseph P. Hernon	138,426	(13)	−		$1.45	6/1/18
	8,334	(7)	−		$0.69	12/30/18
	66,665	(9)	−		$0.78	5/5/19
	−		60,000	(10)	$4.94	6/23/21
	−		96,000	(14)	$5.25	7/6/21
	−		82,500	(18)	$5.25	7/6/21

Melvin L. Yarbrough, Jr.	135,000	(15)	−		$7.05	5/9/17
	135,000	(16)	−		$3.70	6/28/17
	21,668	(10)	−		$1.45	6/1/18
	16,667	(7)	−		$0.69	12/30/18
	−		60,000	(10)	$4.94	6/23/21
	−		72,000	(17)	$5.25	7/6/21
	−		187,500	(19)	$5.25	7/6/21

(1)	Such option vested as to one-third of the shares subject to the option annually, commencing February 28, 2004.

(2)	Such option was fully vested and exercisable on December 15, 2004, the date of grant.

(3)	Such option was fully vested and exercisable on April 29, 2005, the date of grant.

(4)	Such option vested in equal quarterly installments over a two-year period commencing April 1, 2007.

(5)	Such option was fully vested and exercisable on December 3, 2007, the date of grant.

(6)	Such option vests as to one-third of the shares subject to the option annually, commencing March 3, 2009.

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(7)	Such option vests as to one-third of the shares subject to the option annually, commencing December 31, 2009.

(8)	Such option was fully vested and exercisable on March 31, 2009, the date of grant.

(9)	Such option vested in equal quarterly installments over an 18 month period commencing August 6, 2009.

(10)	Such option vests with one-third of the shares on June 24, 2012 and the remaining options vesting in quarterly installments ratably over the subsequent two years.

(11)	Such option was granted in six tranches of 22,000 and each tranche begins vesting sequentially based on the closing of the next six acquisitions by the Company. The first tranche began vesting on December 2, 2011 when the Company completed the acquisition of Color Broadband, and will vest in quarterly installments over a two year period. The remaining five tranches will vest in the same manner based on when the remaining five acquisitions are completed. The vesting of the remaining five tranches will begin only when the Company completes each subsequent acquisition.

(12)	Such option was granted in six tranches and each tranche begins vesting sequentially based on the execution of the next six backhaul contracts executed by the Company. The vesting of each tranche begins only when a backhaul contract is executed for that respective tranche. The first tranche was for 50,000 options and the remaining five tranches were for 25,000 options each. Each tranche vests on a quarterly basis over the two year period following the date on which each respective backhaul contract is executed.

The first tranche of 50,000 options began vesting on March 29, 2012 when the Company executed a backhaul contract with a national wireless carrier.  In May 2012, Mr. Thompson exercised a right to exchange 25%, or 12,500, of the 50,000 options for a cash payment of $34,969 which equaled the fair value of the 12,500 options on the grant date, as calculated in accordance with the Black-Scholes valuation model. The remaining 37,500 options will continue to vest ratably on a quarterly basis through March 2014.

The second tranche of 25,000 options began vesting on April 30, 2012 when the Company executed its second backhaul contract with a national wireless carrier. In May 2012, Mr. Thompson exercised a right to exchange 25%, or 6,250, of the 25,000 options for a cash payment of $17,647 which equaled the fair value of the 6,250 options on the grant date, as calculated in accordance with the Black-Scholes valuation model. The remaining 18,750 options will continue to vest ratably on a quarterly basis through April 2014.

(13)	Such option vests as to one-third of the shares subject to the option annually, commencing June 2, 2009.

(14)	Such option was granted in six tranches of 16,000 options and each tranche begins vesting sequentially based on the closing of the next six acquisitions by the Company. The first tranche began vesting on December 2, 2011 when the Company completed the acquisition of Color Broadband. One-third of the first tranche will vest on the one year anniversary (December 2, 2012) with the remaining two-thirds vesting ratably on a quarterly basis over the following two years (through December 2, 2014). The remaining five tranches will vest in the same manner based on when the remaining five acquisitions are completed. The vesting of the remaining five tranches will begin only when the Company completes each subsequent acquisition.

(15)	Such option vests as to one-third of the shares subject to the option annually, commencing May 10, 2008.

(16)	Such option vests as to one-third of the shares subject to the option annually, commencing June 29, 2008.

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(17)	Such option was granted in six tranches of 12,000 options and each tranche begins vesting sequentially based on the closing of the next six acquisitions by the Company. A portion of the grant associated with the acquisition may be forfeited based on how many acquired customers have been retained as of the six month date following the closing of each respective acquisition. The first tranche began vesting on December 2, 2011 when the Company completed the acquisition of Color Broadband. One-eighth of the first tranche will vest on the nine month anniversary (September 2, 2012) with the remaining seven-eighths vesting ratably on a quarterly basis through June 2, 2014. The remaining five tranches will vest in the same manner based on when the remaining five acquisitions are completed. The vesting of the remaining five tranches will begin only when the Company completes each subsequent acquisition.

(18)	Such option was granted in six tranches and each tranche begins vesting sequentially based on the execution of the next six backhaul contracts executed by the Company. The vesting of each tranche begins only when a backhaul contract is executed for that respective tranche. The first tranche was for 20,000 options and the remaining five tranches were for 12,500 options each. Each tranche vests on a quarterly basis over the two year period following the date on which each respective backhaul contract is executed.

The first tranche of 20,000 options began vesting on March 29, 2012 when the Company executed a backhaul contract with a national wireless carrier.  The second tranche of 12,500 options began vesting on April 30, 2012 when the Company executed its second backhaul contract with a national wireless carrier.

(19)	Such option was granted in six tranches and each tranche begins vesting sequentially based on the execution of the next six backhaul contracts executed by the Company. The vesting of each tranche begins only when a backhaul contract is executed for that respective tranche. The first tranche was for 100,000 options and the remaining five tranches were for 17,500 options each. Each tranche vests on a quarterly basis over the two year period following the date on which each respective backhaul contract is executed.

The first tranche of 100,000 options began vesting on March 29, 2012 when the Company executed a backhaul contract with a national wireless carrier.  The second tranche of 17,500 options began vesting on April 30, 2012 when the Company executed its second backhaul contract with a national wireless carrier.

Option Exercises and Stock Vested

The following table summarizes, with respect to our named executive officers, all options that were exercised during fiscal 2011:

	Option Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise ($)
Joseph P. Hernon	16,666	$67,331
	19,797	$78,396
	22,687	$58,759
	11,574	$7,716
	10,648	$13,736

Melvin L. Yarbrough, Jr.	43,332	$123,496
	33,333	$120,332
	18,683	$65,951
	100,000	$352,000

Mr. Thompson did not exercise any options during fiscal year 2011.

No restricted stock awards for our named executive officers vested during fiscal year 2011.

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Employment Agreements and Change-in-Control Agreements

In December 2007, we entered into an employment agreement with Jeffrey M. Thompson, our chief executive officer, which was amended in December 2011. Pursuant to the terms of the amended agreement, Mr. Thompson serves as our chief executive officer and president for a period of two years, with automatic one-year renewals, subject to either party electing not to renew. Mr. Thompson’s base salary under the amended agreement is $330,000 per annum. Under his initial employment agreement, Mr. Thompson’s base salary was $225,000 which was subsequently adjusted to $248,063 effective January 1, 2010 and to $300,000 effective December 16, 2010. Mr. Thompson is eligible for a bonus of up to 75% of his base salary, as determined by our Board. Under the amended agreement, Mr. Thompson was awarded special bonuses totaling $75,000, which included (i) $25,000 on the effective date of the amended agreement, (ii) $25,000 related to the closing of the acquisition of Color Broadband and (iii) $25,000 upon the execution of an agreement with a large technology company. In addition, we will pay 100% of all costs associated with Mr. Thompson’s employee benefits, including health insurance.

If Mr. Thompson’s employment is terminated (i) by us without “cause,” (ii) by him for “good reason” or (iii) by us within two years of a “change of control” (as such terms are defined in the agreement), then (a) we will be required to pay Mr. Thompson twenty-four months base salary in monthly installments, (b) any unvested options to purchase shares of our common stock would immediately vest and become exercisable, and any restrictions on restricted stock would immediately lapse, and (c) we must continue to provide employee benefits, including health insurance, for a period of five years following such termination.

During Mr. Thompson’s employment with us, and for a period of twelve months following his termination (the “Restricted Period”), except for a termination by Mr. Thompson for “good reason,” he is prohibited from engaging in any line of business in which we were engaged or had a formal plan to enter during the period of his employment with us. We will continue to pay Mr. Thompson his base salary then in effect, in accordance with our customary payroll practices for the duration of any such Restricted Period in the event that Mr. Thompson’s employment is terminated voluntarily by him, except for “good reason,” or by us for “cause.”

In May 2008, Joseph P. Hernon joined the Company as Chief Financial Officer.  His employment offer provided for a base annual salary of $190,000 and bonus payments up to 58% of base salary, as determined by the Board.  Effective April 1, 2010, Mr. Hernon’s base salary was increased to $199,500. Effective December 16, 2010, Mr. Hernon’s base salary was increased to $225,000. Effective April 1, 2012, Mr. Hernon’s base salary was increased to $250,000. Upon joining the Company, Mr. Hernon was granted options to purchase 150,000 shares of common stock at an exercise price of $1.45 per share, vesting in three annual installments commencing upon the first anniversary of the grant.  He has received subsequent awards and is eligible to receive additional stock-based awards at the discretion of the Board and as provided under the Company’s stock-based incentive plans.  The Company pays 100% of Mr. Hernon’s health insurance. He is also eligible to participate in the Company’s health and other employee benefit plans.  Mr. Hernon is an employee at will.

In April 2007, Mel Yarbrough joined the Company as Vice President of Sales. His employment offer provided for a base annual salary of $165,000 and bonus payments up to 61% of base salary, as determined by the Chief Executive Officer.  Beginning in 2010, Mr. Yarbrough’s bonus payments were based on up to 58% of base salary, as determined by the Board. Effective April 1, 2010, Mr. Yarbrough’s base salary was increased to $199,500. In November 2010, Mr. Yarbrough was appointed to the position of Chief Operating Officer. Effective December 16, 2010, Mr. Yarbrough’s base salary was increased to $225,000. Effective April 1, 2012, Mr. Yarbrough’s base salary was increased to $250,000. Upon joining the Company, Mr. Yarbrough was granted options to purchase 135,000 shares of common stock at an exercise price of $7.05 per share, vesting in three annual installments commencing upon the first anniversary of the grant. He has received subsequent awards and is eligible to receive additional stock-based awards at the discretion of the Board and as provided under the Company’s stock-based incentive plans.  The Company pays 100% of Mr. Yarbrough’s health insurance. He is also eligible to participate in the Company’s health and other employee benefit plans. Mr. Yarbrough is an employee at will.

PROPOSAL NO. 2 - AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE OUR

AUTHORIZED SHARES OF COMMON STOCK

On August 17, 2012, the Board approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 70,000,000 to 95,000,000. The Company currently has authorized common stock of 70,000,000 shares, par value $0.001 per share (“Common Stock”) and [54,366,103] are issued and outstanding as of September 4, 2012. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions.

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Increase in Authorized Common Stock

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

As of September 4, 2012, a total of [54,366,103] shares of the Company's currently authorized 70,000,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

Potential Adverse Effects of the Amendment

The adoption of this proposal would have no immediate diluted effect on the proportional voting power or other rights of existing stockholders; however, future issuances of common stock, or securities convertible into common stock, could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders.

Anti-Takeover Provisions

The proposed increase in the authorized number of shares of Common Stock could also have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

The Certificate of Incorporation and Bylaws of the Company contain provisions that could have the effect of discouraging potential acquisition proposals or tender offers or delaying or preventing a change of control of our company. These provisions are as follows:

•	they provide that special meetings of stockholders may be called only by a resolution adopted by a majority of our board of directors;
•

they provide that only business brought before an annual meeting by our board of directors or by a stockholder who complies with the procedures set forth in the bylaws may be transacted at an annual meeting of stockholders;

•	they provide for advance notice of specified stockholder actions, such as the nomination of directors and stockholder proposals;

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•	they do not include a provision for cumulative voting in the election of directors. Under cumulative voting, a minority stockholder holding a sufficient number of shares may be able to ensure the election of one or more directors. The absence of cumulative voting may have the effect of limiting the ability of minority stockholders to effect changes in our board of directors; and

•	they allow us to issue, without stockholder approval, up to 5,000,000 shares of preferred stock that could adversely affect the rights and powers of the holders of our common stock.

The Company is subject to the provisions of Section 203 of the General Corporation Law of the State of Delaware, an anti-takeover law. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a ‘‘business combination’’ with an ‘‘interested stockholder’’ for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. For purposes of Section 203, a ‘‘business combination’’ includes a merger, asset sale or other transaction resulting in a financial benefit to the interested stockholder, and an ‘‘interested stockholder’’ is a person who, together with affiliates and associates, owns, or within three years prior did own, 15% or more of the voting stock of a corporation.

The Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized.

Certain Matters Related to this Proposal

The proposed Amendment to our Certificate of Incorporation, a copy of which is attached to this Proxy Statement as Exhibit A, will be filed with the Delaware Secretary of State promptly after the stockholders have approved this proposal.

Required Vote

Approval of the proposal to increase the number of authorized shares of Common Stock by amending the Certificate of Incorporation requires the affirmative vote of a majority of the shares of Common Stock outstanding on the September 4, 2012, the record date.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL NO. 3 - AMENDMENT TO THE 2007 INCENTIVE STOCK PLAN

Background and Purpose of the Amended Plan

We are requesting that stockholders vote to amend our 2007 Incentive Stock Plan (the “Plan”). Our Board of Directors has approved the amendment to the Plan, subject to the approval from the stockholders at the annual meeting. The proposed amendment will increase the number of shares of Common Stock reserved for issuance from 2,500,000 shares of Common Stock to 5,000,000 shares of Common Stock. The Plan was originally adopted by our Board of Directors and approved by our stockholders in May 2007. As of September 4, 2012, there were [2,452,253] options granted or Common Stock issued from the Plan and [47,747] available for future grants.

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The purpose of the Plan is to help us attract and retain the services of experienced and highly-qualified individuals as directors, officers, consultants, advisors and employees to the Company. The Plan is used to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of these individuals in the development and financial success of the Company.

The following summary of the material provisions of the amended 2007 Incentive Stock Plan is qualified in its entirety by reference to the complete text of the 2007 Incentive Stock Plan, a copy of which is attached to this proxy statement as Exhibit B.

Stock Subject to the Plan

We have reserved a maximum of 5,000,000 shares of Common Stock (the “Stock”) for issuance upon the exercise of stock options to be granted pursuant to the Plan or for restricted stock awards in lieu of option grants. The shares of Stock subject to the Plan consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company. Any shares of Stock that may remain unsold and that are not subject to outstanding options or restricted stock at the termination of the Plan will cease to be reserved. If any option or restricted stock award expires or is canceled prior to its exercise or vesting in full, the shares of Stock may be subject to future grants under the Plan.

Required Vote

Approval of the proposal to increase the number of shares of Common Stock reserved for issuance requires the affirmative vote of a majority of the shares of Common Stock outstanding on September 4, 2012, the record date.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT TO OUR 2007 INCENTIVE STOCK PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE.

PROPOSAL NO. 4 — RATIFICATION OF THE APPOINTMENT OF Marcum LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2012

Our stockholders are being asked to ratify the Board of Directors’ appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2012.

In the event that the ratification of this selection is not approved by a majority of the votes cast by holders of our shares of common stock voting at the annual meeting, the Audit Committee will review its future selection of our independent registered public accounting firm.

A representative of Marcum LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if he desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

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Fees Paid to Auditors

The following table sets forth the fees that the Company accrued or paid to Marcum LLP during fiscal 2011 and fiscal 2010.

	2011	2010

Audit Fees(1)	$236,287	$178,561

Audit-Related Fees(2)	−	−

Tax Fees(3)	−	−

All Other Fees	−	−

Total	$236,287	$178,561

(1)	Audit fees relate to professional services rendered in connection with the audit of the Company’s annual financial statements and internal control over financial reporting, quarterly review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and audit services provided in connection with other statutory and regulatory filings.

(2)	Audit-related fees relate to professional services rendered in connection with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, including due diligence.

(3)	Tax fees relate to professional services rendered for tax compliance, tax advice and tax planning for the Company. The Company does not engage Marcum LLP to perform personal tax services for its executive officers.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

Before the independent registered public accounting firm is engaged by the Company to perform audit or permissible non-audit services, the engagement is approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee's authority to management. In accordance with these procedures, the Audit Committee pre-approved all services performed by Marcum LLP during 2011.

Required Vote

The affirmative vote of the majority of the votes cast at the annual meeting is required for ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF Marcum LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

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PROPOSAL NO. 5 - ADVISORY, NON-BINDING VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Securities Exchange Act of 1934 entitle our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the SEC’s rules. The Company expects to hold the advisory vote on the compensation of our named executive officers every three years.

As described in detail in this proxy statement under the headings “Executive Compensation” and “Compensation Discussion and Analysis,” our executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement of short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance and (4) align executive officers’ interests with those of the Company’s stockholders. Under these programs, our executive officers are rewarded for the achievement of specific financial operating goals established by the Compensation Committee and the realization of increased stockholder value. Please read the referenced sections for additional details about our executive compensation programs, including information about the fiscal year 2011 compensation of our named executive officers.

The Compensation Committee continually reviews the compensation programs for our executive officers to try and achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We are asking our stockholders to indicate their support for our named executive officer compensation as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Required Vote

Approval for this proposal requires the affirmative vote of a majority of the shares of Common Stock outstanding on September 4, 2012, the record date.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS, THE COMPENSATION TABLES, AND THE RELATED DISCLOSURES CONTAINED IN THIS PROXY STATEMENT.

 PROPOSAL NO. 6 – ADVISORY, NON-BINDING VOTE ON THE FREQUENCY OF HOLDING AN

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In addition to the advisory approval of our executive compensation program, we are also holding a non-binding advisory vote by stockholders on the frequency with which stockholders would have an opportunity to hold an advisory vote on our executive compensation program. We have included this proposal among the items to be considered at the annual meeting pursuant to the requirements of Section 14A of the Securities Exchange Act of 1934. We are providing stockholders the option of selecting a frequency of one, two or three years, or abstaining. For the reasons described below, we recommend that our stockholders select a frequency of three years.

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After careful consideration, the Board believes that holding an advisory vote every three years on executive compensation is currently the most appropriate alternative for the Company. We therefore recommend that our stockholders select “Three Years” when voting on the frequency of advisory votes on executive compensation. Although the advisory vote is non-binding, our Board will review the results of the vote and take them into account in making a determination concerning the frequency of future advisory votes on executive compensation.

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory note on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Board of Directors or the Company, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

Required Vote

Approval for this proposal requires the affirmative vote of a majority of shares of Common Stock outstanding on September 4, 2012, the record date.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A “THREE-YEAR” FREQUENCY FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2011, as amended, accompanies this notice.

FUTURE PROPOSALS OF SECURITY HOLDERS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2013 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible, the stockholder proposals must be received by our Corporate Secretary at our principal executive office on or before January 13, 2013. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the 2013 Annual Meeting of Stockholders, other than one that will be included in our proxy materials, must notify us no later than March 31, 2013 (see Rule 14a-4(c)(1) under the Exchange Act). If a stockholder who wishes to present a proposal fails to notify us by March 31, 2013, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

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HOUSE HOLDING OF MATERIALS

In some instances, only one copy of the Notice, this proxy statement or our annual report, as applicable, is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the Notice, this proxy statement or our annual report, as applicable, you may call us at 401-848-5848, or send a written request to Towerstream Corporation, 55 Hammarlund Way, Middletown, Rhode Island 02842, attention Chief Financial Officer. If you have received only one copy of the Notice, proxy statement or annual report, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the Notice, proxy statement or annual report, may request delivery of a single copy, also by calling us at the telephone number or writing to us at the address listed above.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

Dated: September [__], 2012

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EXHIBIT A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

TOWERSTREAM CORPORATION

The undersigned, being the President and Chief Executive Officer of Towerstream Corporation, a corporation existing under the laws of the State of Delaware, does hereby certify under the seal of the said corporation as follows:

1. The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth in its entirety with the following:

FOURTH: A. Classes and number of Shares. The total number of shares of stock that the Corporation shall have authority to issue is one hundred million (100,000,000). The Classes and aggregate number of shares of each class which the Corporation shall have authority to issue are as follows:

1.	Ninety five million (95,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”); and

2.	Five million (5,000,000) shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”); and

B. Blank Check Powers. The Corporation may issue any class of the Preferred Stock in any series. The Board of Directors shall have authority to establish and designate series, and to fix the number of shares included in each such series and the variations in the relative rights, preferences and limitations as between series, provided that, if the stated dividends and amounts payable on liquidation are not paid in full, the shares of all series of the same class shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full. Shares of each such series when issued shall be designated to distinguish the shares of each series from the shares of all other series.

2. The officers of the Corporation are authorized and directed to take such actions as are necessary in their discretion to effectuate the purposes of each of the above resolutions, including but not limited to the execution, delivery and filing of all necessary certificates, applications and other documents and the payment of all necessary fees in connection therewith.

3. The number of shares of the corporation outstanding and entitled to vote on an amendment to the Certificate of Incorporation is [54,366,103] and the foregoing change and amendment has been consented to and approved by the vote of the stockholders of the Corporation holding at least a majority of each class of stock outstanding and entitled to vote thereon.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by Jeffrey M. Thompson, its President and Chief Executive Officer, this __ day of ________ 2012.

TOWERSTREAM CORPORATION

By:
Jeffrey M. Thompson President and Chief Executive Officer

EXHIBIT B

TOWERSTREAM CORPORATION

2007 INCENTIVE STOCK PLAN

1.          Purpose of the Plan.

This 2007 Incentive Stock Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to Towerstream Corporation, a Delaware corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.          Administration of the Plan.

The Board of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board (“Outside Directors”) The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”) and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options or Restricted Stock. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.          Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and subject to their meeting the eligibility requirements of Rule 701 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), consultants, vendors, joint venture partners, and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or share of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

Grants to Outside Directors shall be approved by the Board. With respect to awards to such directors, all rights, powers and authorities vested in the Committee under the Plan shall instead be exercised by the Board, and all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to the Board for such purpose.

The Committee may only grant Options or award Restricted Stock on the first business day of each March, June, September or December of any calendar year, or on such other pre-determined dates as maybe set by the Committee (the “Pre-Determined Grant Dates”). Notwithstanding the foregoing, the Committee may grant Options or award Restricted Stock to a new employee, executive officer, director or consultant to the Company as an inducement for such person to enter the service of the Company on a date other than a Pre-Determined Grant Date.

4.          Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 5,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Stock”), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to Options shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or Restricted Stock may be subject to future Options or Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.          Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)          Option Price. The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means the closing price on the final trading day immediately prior to the grant of publicly traded shares of Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b)          Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c)          Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

(i)          a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii)         the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii)        the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv)        a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d)          Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e)          Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f)          Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g)          Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

(h)          Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i)          Other Termination. Unless otherwise determined by the Committee and except as is provided below, if any Optionee’s employment with or service to the Company or any Subsidiary terminates for any reason other than death, disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i)          In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, of the Company, or upon the advice of counsel to the Company.

(ii)         In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; whichever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options are forfeited and no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i) Good Reason shall exist upon the occurrence of the following:

(i)          the assignment of Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(ii)         a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(iii)        the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

(j)          Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

6.          Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)          Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b)          Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c)          Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d)          Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e)          Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f)          Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.          Term of Plan.

No Option or Restricted Stock shall be granted pursuant to the Plan on the date which is ten years from the effective date of the Plan, but Options theretofore granted may extend beyond that date.

8.          Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9.          Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act, or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

10.         Taxes.

(a)          The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b)          If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c)          If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11.         Effective Date of Plan.

The Plan shall be effective upon the date of its approval by the Company’s stockholders, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to stockholder approval set forth in Section 162(m) of the Code are satisfied.

12.         Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a)          materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b)          materially increase the benefits accruing to the Participants under the Plan;

(c)          materially modify the requirements as to eligibility for participation in the Plan;

(d)          decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

(e)          extend the term of any Option beyond that provided for in Section 5(b).

The Committee may at any time or times amend the Plan or any outstanding award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required under the listing requirements of the NASDAQ Stock Market and in order for the Plan to continue to qualify for the award of Incentive Options under Section 422 of the Code.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13.         Government Regulations.

The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14.         General Provisions.

(a)          Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b)          Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c)          Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d)          Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

15.         Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16.         Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TOWERSTREAM CORPORATION

The undersigned stockholder of Towerstream Corporation hereby (i) acknowledges receipt the of the Notice of Annual Meeting of Stockholders and Proxy Statement with respect to the 2012 Annual Meeting of Stockholders to be held at 88 Silva Lane, Middletown, Rhode Island 02842 on November 2, 2012 at 9:00am Eastern Standard time, (ii) appoints Jeffrey M. Thompson and Joseph P. Hernon, and each of them, proxies and attorneys-in-fact, each with full powers of substitution and revocation, to vote all shares of Common Stock of Towerstream Corporation owned by the undersigned at such meeting and at any adjournments thereof, and in their discretion with respect to any other matters which properly come before the meeting (and any such adjournments), and (iii) revokes any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OR, IF NO CHOICE IS SPECIFIED, FOR THE BOARD’S NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2 THROUGH 6.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO
DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the reverse side)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
of Stockholders to be held on November 2, 2012. The 2012 Proxy Statement and the 2011

Annual Report are available at: http://viewproxy.com/towerstream/2012

Please mark your votes like this ☒

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2 through 5 and 3 YEARS for Proposal 6.

1.	Election of five (5) directors:	FOR	AGAINST	ABSTAIN				FOR	AGAINST	ABSTAIN
	(01) Philip Urso	☐	☐	☐	3.	Amendment of the Company’s 2007 Incentive Stock		☐	☐	☐
	(02) Jeffrey M. Thompson	☐	☐	☐		Plan to increase the number of shares of common stock
	(03) Howard L. Haronian, M.D.	☐	☐	☐		reserved for issuance from 2,500,000 to 5,000,000.
	(04) Paul Koehler	☐	☐	☐	4	Ratification of Marcum LLP as the Company's		☐	☐	☐
	(05) William J. Bush	☐	☐	☐		the independent registered public accounting
2.	Amendment of the Company’s Certificate of Incorporation to	☐	☐	☐		firm for fiscal year ending December 31, 2012.
	increase the authorized number of shares of common stock				5.	Advisory vote on the compensation of the Company’s		☐	☐	☐
	from 70,000,000 to 95,000,000.					executive officers.
							3 YEARS	2YEARS	1YEAR	ABSTAIN
					6.	Advisory vote on the frequency of future stockholder	☐	☐	☐	☐
advisory votes on executive compensation.
					7.	Transaction of such other business as may properly
come before the meeting or any adjournments thereof.

Note: Please sign as name appears hereon. Joint owners should each sign . When signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give title as such .

Date:

Signature

Signature (if held jointly)

 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

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